UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

FOXO TECHNOLOGIES INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

FOXO TECHNOLOGIES INC.

477 South Rosemary Avenue

Suite 224

West Palm Beach, FL 33401

May 23, 2025

NOTICE OF WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

To the Stockholders of FOXO Technologies Inc.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of FOXO Technologies Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”), in connection with the corporate actions described below taken by the Company’s Board of Directors (“Board”) and by the shareholder representing a majority of the voting control of the Company. The shareholder representing a majority of the voting control of the Company, by written consent in lieu of a meeting delivered on February 27, 2025, pursuant to Section 228 of Title 8 the Delaware General Corporation Law (“DGCL”) and Section 2.9 of our bylaws, provided approval for the following corporate actions, respectively (the “Authorizations”):

Item 1.	The approval of the issuance of shares of Class A Common Stock (the “Common Stock”) to ClearThink Capital Partners, LLC (“ClearThink”) as a result of aggregated conversions of convertible notes and/or exchanges of non-convertible promissory notes into shares of Common Stock and inducement shares, which may result in total issuances of securities of over 20% of the issued and outstanding shares of Common Stock, to comply with Section 713 of the NYSE American LLC Company Guide (the “ClearThink Issuances);

Item 2.	The approval of the issuance of shares of Common Stock to investors as a result of aggregated conversions of convertible notes and inducement shares, which may result in total issuances of securities of over 20% of the issued and outstanding shares of Common Stock, to comply with Section 713 of the NYSE American LLC Company Guide (the “Note Offering Issuances”) as a result of conversions of convertible notes and inducement shares that may be issued pursuant to an up to $1,500,000 private note offering, which may result in issuances of securities of over 20% of the issued and outstanding shares of Common Stock, to comply with Section 713 of the NYSE American LLC Company Guide;

Item 3	The approval of the issuance of shares of Common Stock to Jefferson Street Capital, LLC (“JSC”) as a result of conversions of convertible notes and commitment shares, which if issued may result in issuances of securities of over 20% of the issued and outstanding shares of Common Stock, to comply with Section 713 of the NYSE American LLC Company Guide (the “JSC Issuances”);

Concurrently with the Authorizations, all of the members of the Board, by written consent in lieu of a meeting, as provided under the DGCL, provided similar authorizations dated February 27, 2025.

The accompanying Information Statement is being furnished to our stockholders of record as of February 27, 2025, in accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the Securities and Exchange Commission thereunder, solely for the purpose of informing our stockholders of the actions taken by the written consent. As the matters set forth in the accompanying Information Statement have been duly authorized and approved by the written consent of the holders of more than a majority of the Company’s voting securities, your vote or consent is not requested or required to approve these matters. The accompanying Information Statement is provided solely for your information, and also serves the purpose of informing stockholders of the matters described herein pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations prescribed thereunder, including Regulation 14C. The accompanying Information Statement also serves as the notice required by Section 228 of Title 8 of the DGCL of the taking of a corporate action without a meeting by less than unanimous written consent of the Company’s stockholders. You do not need to do anything in response to this Notice and the Information Statement.

Pursuant to Rule 14c-2(b) promulgated by the SEC under the Exchange Act, the actions approved by the Authorizations and the written consent of the Board, cannot become effective until 20 days from the date of mailing of the Definitive Information Statement to our stockholders as of the Record Date.

THIS IS NOT A NOTICE OF A MEETING AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors

/s/ Seamus Lagan
Seamus Lagan

Chief Executive Officer

May 23, 2025

Reverse Stock Split

On April 17, 2025, the Company’s board of directors (pursuant to a previously-obtained shareholder approval) approved an amendment to its Second Amended and Restated Certificate of Incorporation, as amended (the “Charter Amendment”), to implement a 1-for-10 reverse stock split, such that every 10 shares of Common Stock will be combined into one issued and outstanding share of Common Stock, with no change in the $0.0001 par value per share.

The reverse stock split was effective at 4:01 p.m., Eastern Time, on April 28, 2025. Unless otherwise indicated, all share amounts herein have been adjusted to reflect the reverse stock split.

NYSE American Requirements

The Company is subject to the NYSE American Company Guide because our Common Stock is currently listed on the NYSE American LLC (“NYSE American”). The issuance of shares of our Common Stock under the items of this Information Statement implicate certain of the NYSE American listing standards requiring prior stockholder approval in order to maintain our listing on the NYSE American.

Section 713

Section 713 of the NYSE American Company Guide requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving (1) the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding common stock; (2) the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding common stock for less than the greater of book or market value of the stock; or (3) the issuance of shares in connection with a transaction other than a public offering when the issuance or potential issuance will result in a change of control of the issuer.

The foregoing resolution for the transactions contemplated herein, among other reasons, because of Section 713 of the NYSE American Company Guide, pursuant to which stockholder approval is required prior to the sale, issuance, or potential issuance of common stock (or securities convertible into common stock) by the Company, equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock (“Minimum Price”).

As a result of the foregoing Authorizations, on the date which is 20 calendar days after the date of mailing this Information Statement to its shareholders, the Company will be in compliance with Section 713 of the NYSE American Company Guide, as the Authorization will then constitute shareholder approval for the Company to issue shares of Common Stock with respect to the establishment of (or material amendment to) a stock option or purchase plan or other equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees, or consultants, regardless of whether or not such authorization is required by law or by the company’s charter and in an amount greater than 19.99% of the then issued and outstanding Common Stock of the Company, even if the price per share of Common Stock issued in connection with the transactions is less than the Minimum Price (as defined in Section 713 of the NYSE American Company Guide).

Dissenters’ Right of Appraisal

No dissenters’ or appraisal rights under the DGCL are afforded to the Company’s stockholders as a result of the approval of the Authorizations.

The consents we have received constitute the only stockholder approval required under the DGCL, NYSE American Company Guide Section 713, our Certificate of Incorporation, and our Bylaws, to approve the (i) the ClearThink Issuances, (ii) the Note Offering Issuances, and (iii) the JSC Issuances. Our Board of Directors is not soliciting your consent or your proxy in connection with the actions and neither any consents nor any proxies are being requested from stockholders.

Vote Required

The vote, which was required to approve the above Authorizations, was the affirmative vote of the holders of a majority of the Company’s voting stock. Each share of Common Stock, Series B Preferred Stock, and Series C Preferred Stock entitles the holder thereof to one vote. The shares of Series D Preferred Stock (except in limited circumstances) have no voting rights. The holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and the holders of Class A Common Stock vote together as one class on all matters submitted to a vote of stockholders of the Company. Each share of Series A Preferred Stock entities the holder to cast the number of votes determined by dividing the Stated Value ($1,000) by the higher of $0.01 (subject to adjustment) or the volume-weighted average price (“VWAP”) of the trading day immediately prior to the record date.

The record date for determining those shareholders of the Company entitled to receive this Information Statement is the close of business on February 27, 2025 (the “Record Date”). As of the Record Date, the Company had an aggregate voting power of 155,271,089 (pre-reverse split) attributable to all outstanding shares of voting stock outstanding, with 31,756,401 shares being votable Common Stock (pre-reverse split), and 25,809.5 shares being votable Preferred Stock. All outstanding shares are fully paid and nonassessable.

Vote Obtained

Section 228(a) of the DGCL and Section 2.9 of our bylaws provide that any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, via written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The approximate ownership percentage of the voting stock of the Company as of the Record Date of the consenting stockholders who voted to approve the (i) the ClearThink Issuances, (ii) the Note Offering Issuances, and (iii) the JSC Issuances, totaled in the aggregate approximately 80.20%.

Notice Pursuant to Section 228 of the DGCL

Pursuant to Section 228 of the DGCL, no advance notice is required to be provided to the other shareholders, who have not consented in writing to such action, of the taking of the stated corporate action without a meeting of stockholders. No additional action will be undertaken pursuant to such written consents, and no dissenters’ rights under the DGCL are afforded to the Company’s stockholders as a result of the action to be taken.

Pursuant to Section 228 of the DGCL, we are required to provide prompt notice of the taking of corporate action by written consent to our stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228 of the DGCL.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

i

The following approvals should be read in conjunction with the information provided in the Table of Contents above.

ITEM 1. – CLEARTHINK ISSUANCES

In compliance with Section 713 of the NYSE American Company Guide

Convertible Notes

Background

On November 20, 2024, we issued to ClearThink a Convertible Promissory Note in the principal amount of $220,000 (the “ClearThink November 2024 Note”). The ClearThink November 2024 Note has a $20,000 original issuance discount and incurred a one-time interest charge of 10% on the date of issuance. The ClearThink November 2024 Note matures nine months from issuance and the note and accrued interest are convertible into shares of our Common Stock at $0.50 per share, subject to adjustments. The conversion of the ClearThink November 2024 Note is subject to a beneficial ownership limitation of 4.99% and an exchange cap of 19.99% of the outstanding shares of Common Stock upon the issuance date without shareholder approval. Subject to Section 713, we are required to reserve a number of shares of Common Stock into which the full ClearThink November 2024 Note is convertible. On November 20, 2024, we entered into a Securities Purchase Agreement pursuant to which the ClearThink November 2024 Note was issued (the “ClearThink November 2024 SPA”). In addition, pursuant to the ClearThink November 2024 SPA, we are obligated to issue 12,500 shares of Common Stock as inducement shares.

On December 31, 2024, we issued to ClearThink a Convertible Promissory Note in the principal amount of $220,000 (the “ClearThink December 2024 Note”). The ClearThink December 2024 Note has a $20,000 original issuance discount and incurred a one-time interest charge of 10% on the date of issuance. The ClearThink December 2024 Note matures nine months from issuance and the note and accrued interest are convertible into shares of our Common Stock at the higher of (a) $1.00 or (b) a 10% discount to the lowest daily VWAP during the five preceding trading days, subject to adjustments. The conversion of the ClearThink December 2024 Note is subject to a beneficial ownership limitation of 4.99% and an exchange cap of 19.99% of the outstanding shares of Common Stock upon the issuance date without shareholder approval. Subject to Section 713, we are required to reserve a number of shares of Common Stock into which the full ClearThink December 2024 Note is convertible. On December 31, 2024, we entered into a Securities Purchase Agreement pursuant to which the ClearThink December 2024 Note was issued (the “ClearThink December 2024 SPA”). In addition, pursuant to the ClearThink December 2024 SPA, we are obligated to issue 12,500 shares of Common Stock as inducement shares.

On January 28, 2025, we issued to ClearThink a Convertible Promissory Note in the principal amount of $110,000 (the “ClearThink January 2025 Note”). The ClearThink January 2025 Note has a $10,000 original issuance discount and incurred a one-time interest charge of 10% on the date of issuance. The ClearThink January 2025 Note matures nine months from issuance and the note and accrued interest are convertible into shares of our Common Stock at the higher of (a) $1.00 or (b) a 10% discount to the lowest daily VWAP during the five preceding trading days, subject to adjustments. The conversion of the ClearThink January 2025 Note is subject to a beneficial ownership limitation of 4.99% and an exchange cap of 19.99% of the outstanding shares of Common Stock upon the issuance date without shareholder approval. Subject to Section 713, we are required to reserve a number of shares of Common Stock into which the full ClearThink January 2025 Note is convertible. On January 28, 2025, we entered into a Securities Purchase Agreement pursuant to which the ClearThink January 2025 Note was issued (the “ClearThink January 2025 SPA”). In addition, pursuant to the ClearThink January 2025 SPA, we are obligated to issue 6,250 shares of Common Stock as inducement shares.

The Company currently has approximately $597,318 of convertible notes issued to ClearThink.

1

Aggregation of Notes and Inducement Shares

Pursuant to a Supplemental Listing Application we have submitted to NYSE American, NYSE American approved a reserve of 336,856 shares of Common Stock to be issued upon the conversion of the ClearThink November 2024 Note and 12,500 shares of Common Stock to be issued as inducement shares; however, we have been informed by NYSE American that shares of Common Stock to be issued pursuant to conversions of the ClearThink December 2024 Note and ClearThink January 2025 Note, and inducement shares, will be aggregated with the shares of Common Stock to be issued pursuant to conversions of the ClearThink November 2024 Note and inducement shares. Due to the fact that 19.99% of the outstanding shares as of the issue date of the ClearThink November 2024 Note were reserved for conversions of the ClearThink November 2024 Note and inducement shares, shareholder approval was needed for reservations of shares of Common Stock pursuant to the ClearThink December 2024 Note and ClearThink January 2025 Note, and inducement shares.

Promissory Note Exchanges

Background

On August 16, 2024, we issued to ClearThink a promissory note in the principal amount of $39,750 (the “ClearThink August 2024 Note”).

Issuance of Shares over 19.99% of Outstanding and Aggregation of Exchanges

Pursuant to a Supplemental Listing Applications we have submitted to NYSE American, NYSE American approved an aggregate of 173,973 shares of Common Stock issued pursuant to exchanges of a previous note issued to ClearThink; however, we believe it is possible that additional shares of Common Stock to be issued pursuant to exchanges of the ClearThink August 2024 Note, will be aggregated with the shares of Common Stock issued pursuant to conversions of the previous note or other transactions with ClearThink. Due to the fact that 173,973 shares of Common Stock were used for exchanges of the previous note issued to ClearThink, shareholder approval was needed for the issuance of additional shares of Common Stock pursuant to future exchanges of the ClearThink August 2024 Note.

General; Shares Outstanding

As of the close of business on February 27, 2025, there were 31,756,401 shares of Common Stock issued and outstanding (pre-reverse split), 123,511,111 votes attributable to 22,232 shares of Series A Preferred Stock issued and outstanding, 3,457 votes attributable to 3,457.5 shares of Series B Preferred Stock, and 120 votes attributable to 120 shares of Series C Preferred Stock issued and outstanding. All votes attributable to shares of Common Stock and shares of Preferred Stock are on a pre-reverse split basis.

Effect on Current Stockholders; Dilution

The ClearThink issuances and the ClearThink exchange issuances do not affect the rights of the holders of outstanding Common Stock, but the issuance of shares will have a dilutive effect on our existing stockholders, including the voting power and the economic rights of the existing stockholders. We cannot presently predict how many shares of Common Stock would be issuable pursuant to conversions of the ClearThink December 2024 Note and the ClearThink January 2025 Note (including the issuances of inducement shares) and future exchanges of the ClearThink August 2024 Note; however, the issuance of an aggregate of up to a maximum of 525,000 shares of Common Stock was approved by our stockholders.

2

ITEM 2. – NOTE OFFERING ISSUANCES

In compliance with Section 713 of the NYSE American Company Guide

Convertible Note Offering

Background

On February 27, 2025, our Board of Directors approved a convertible promissory note offering of up to $1,500,000 of convertible promissory notes (a “Note” or, together, the “Notes”) to be issued to investors under Rule 506(b) of Regulation D promulgated by the SEC (the “Note Offering”).

Each Note will carry a 9.090909% original issuance discount as well as a one-time interest charge of 10% on the date of issuance. Each Note will mature nine months from issuance and each note and accrued interest are convertible into shares of our Common Stock at $2.00, subject to adjustments. Conversions of the Notes are subject to a beneficial ownership limitation of 4.99% and an exchange cap of 19.99% of the outstanding shares of Common Stock upon the issuance date without shareholder approval. Subject to the SPA (as defined below), we are required to reserve a number of shares of Common Stock into which each Note will be convertible.

As a part of the Note Offering, on February 27, 2025, our Board of Directors approved the form of a Securities Purchase Agreement pursuant to which the Notes will be issued (the “SPA”). Under the SPA, we will be required to issue one inducement shares for each dollar invested.

Aggregation of Notes and Inducement Shares

Pursuant to any Supplemental Listing Application we will submit to NYSE American for the Note Offering, NYSE American will be requested to approve a reserve of shares of Common Stock to be issued upon the conversions of the Notes as well as the inducement shares to be issued under the SPA; however, we believe that shares of Common Stock to be issued pursuant to full conversions of the Notes and the inducement shares to be issued under the SPA (assuming a full raise of $1,500,000), will exceed 19.99% of the outstanding shares of Common Stock as of the date of issuance of the first Note. Therefore, shareholder approval will be needed for reservations of shares of Common Stock pursuant to the Note and inducement shares.

General; Shares Outstanding

As of the close of business on February 27, 2025, there were 31,756,401 shares of Common Stock issued and outstanding (pre-reverse split), 123,511,111 votes attributable to 22,232 shares of Series A Preferred Stock issued and outstanding, 3,457 votes attributable to 3,457.5 shares of Series B Preferred Stock, and 120 votes attributable to 120 shares of Series C Preferred Stock issued and outstanding. All votes attributable to shares of Common Stock and shares of Preferred Stock are on a pre-reverse split basis.

Effect on Current Stockholders; Dilution

The note offering issuances do not affect the rights of the holders of outstanding Common Stock, but the issuance of shares will have a dilutive effect on our existing stockholders, including the voting power and the economic rights of the existing stockholders. We cannot presently predict how many shares of Common Stock would be issuable pursuant to conversions of the conversions of the Notes (including the issuances of inducement shares); however, the issuance of an aggregate of up to a maximum of 2,400,000 shares of Common Stock was approved by our stockholders.

ITEM 3. – JSC ISSUANCES

In compliance with Section 713 of the NYSE American Company Guide

Background

On January 7, 2025, we entered into a Securities Purchase Agreement with JSC pursuant to which we agreed to issue to JSC Convertible Promissory Notes in the principal amount of up to $1,650,000 and up to a total number of shares of Common Stock as a commitment fee equal to 10% of the purchase price of each of the notes divided by the average VWAP of the Common Stock during the five Trading Days (as defined in the notes) prior to the issuance date of the respective notes. The per share conversion price into which principal and interest under each note is convertible into shares of Common Stock equals the higher of (i) $0.10 or (ii) the 90% of the lowest daily VWAP on any trading day during the five trading days prior to the respective conversion date. We are required to reserve from our authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of a number of conversion shares equal to the number of conversion shares issuable upon the full conversion of each note at a conversion price equal to the then applicable conversion price (assuming no payment of principal amount or interest) multiplied by three.

3

On January 7, 2025, we issued to JSC a Convertible Promissory Note in the principal amount of $291,500. 8,695 commitment shares have been issued pursuant to the first note issuance.

On March 6, 2025, we issued to JSC a Convertible Promissory Note in the principal amount of $133,650. 7,159 commitment shares have been issued pursuant to the second note issuance.

Reservation of Shares/Issuance of Shares Pursuant to Note Conversions, and Commitment Shares

Although, as of the date hereof, we have only issued Convertible Promissory Notes in the principal amounts of $291,500 and $133,650, respectively, we are also able to issue additional notes in the aggregate principal amount of $1,224,850. In the event we were to issue the remaining $1,224,850 of notes, we could be required to issue a total of 12,248,500 shares of Common Stock (assuming a conversion price of $0.10 per share) and an indetermined number of commitment shares, which exceeds 19.99% of the outstanding shares of Common Stock as of the date of issuance of the initial Convertible Note issuance on January 7, 2025. Therefore, shareholder approval was required to reserve and issue the maximum number of shares for conversions and issuances of commitment shares under Section 713.

General; Shares Outstanding

As of the close of business on February 27, 2025, there were 31,756,401 shares of Common Stock issued and outstanding (pre-reverse split), 123,511,111 votes attributable to 22,232 shares of Series A Preferred Stock issued and outstanding, 3,457 votes attributable to 3,457.5 shares of Series B Preferred Stock, and 120 votes attributable to 120 shares of Series C Preferred Stock issued and outstanding. All votes attributable to shares of Common Stock and shares of Preferred Stock are on a pre-reverse split basis.

Effect on Current Stockholders; Dilution

The JSC Issuances do not affect the rights of the holders of outstanding Common Stock, but the issuance of shares pursuant to conversions of the Convertible Promissory Notes and commitment shares will have a dilutive effect on our existing stockholders, including the voting power and the economic rights of the existing stockholders. We cannot presently predict how many shares of Common Stock would be issuable pursuant to conversions of the Convertible Promissory Notes and issuances of commitment shares; however, the issuance of up to a maximum of 27,665,000 shares of Common Stock was approved by our stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of May 21, 2025, the number of shares of Class A Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Exchange Act) known to us to be the beneficial owner of more than 5% of the outstanding shares of common stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all current executive officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days from the date hereof. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power with respect to the shares beneficially owned and each stockholder’s address is c/o FOXO Technologies Inc., 477 South Rosemary Ave., Suite 224, West Plam Beach, FL 33401.

Applicable percentage of ownership is based on 7,410,364 shares of Class A Common Stock, 22,033.16 shares of Series A Preferred Stock, 3,307.50 shares of Series B Preferred Stock, 405 shares of Series C Preferred Stock, and 4,311.70 shares of Series D Preferred Stock issued as of May 21, 2025.

4

Name and Address of Beneficial Owner	Number of Shares of Class A Common Stock (6)	% of Class (7)	% of Votes
Directors, Named Executive Officers, and Executive Officers:
Seamus Lagan, Chief Executive Officer and Director (2)	102,362	1.38%	*
Mark White, former Interim Chief Executive Officer and Director (1)	23,703	*	*
Martin Ward, Interim Chief Financial Officer (1)	23,703	*	*
Bret Barnes, Director (3)	894	*	*
Francis Colt deWolf III, Director	-	-	-
Trevor Langley, Director (4)	102,362	1.38%	*
All current directors and executive officers as a group (six individuals) (5)	126,959	1.71%	*

*	less than 1%.

(1)	Includes 23,703 shares of Class A Common Stock held by KR8 AI, an entity which Messrs. White and Ward control. On December 5, 2024, KR8 AI was issued 3,000 shares of Series D Preferred Stock, which are not included in the above table.

(2)	Shares are owned by RHI. Mr. Lagan is the Chief Executive Officer and President and a director of RHI. Mr. Lagan disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein. RHI currently owns 4,150 shares of Series A Preferred Stock, which are not included in the above table.

(3)

Includes (i) 333 shares of Class A Common Stock held by Mr. Barnes that are subject to forfeiture pursuant to the Management Contingent Share Plan; and (ii) 561 shares of Class A Common Stock underlying vested options held by Mr. Barnes.

(4)	Shares are owned by RHI. Mr. Langley is a director of RHI. Mr. Langley disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein. RHI currently owns 4,150 shares of Series A Preferred Stock, which are not included in the above table.

(5)	Our current directors and executive officers are: Francis Colt deWolf III (Director), Bret Barnes (Director), Mark White (Director), Martin Ward (Interim Chief Financial Officer), Seamus Lagan (Chief Executive Officer and Director) and Trevor Langley (Chairman and Director).

(6)	These amounts are based upon information available to the Company as of the date hereof.

(7)	To our knowledge, except as indicated in the footnotes above and subject to state community property laws where applicable, all beneficial owners named in the beneficial ownership table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

5

Name and Address of Beneficial Owner	Number of Shares of Series A Preferred Stock (1)	% of Class (2)	% of Votes
Rennova Health, Inc. 477 S. Rosemary Avenue, Suite 224 West Palm Beach, Florida 33401	4,150	18.84%	15.58	%(3)
Sabby Volatility Warrant Master Fund, Ltd. Miami Beach, FL	5,699.59	25.87%	21.41	%(4)
Sabby Healthcare Master Fund, Ltd. Miami Beach, FL	4,627.57	21.00%	17.38	%(4)
Chris Diamantis Nashville, TN	6,000	27.23%	22.53	%(5)
Silverback Capital Corporation Miami Beach, FL	1,456	6.61%	5.47%

(1)	These amounts are based upon information available to the Company as of the date hereof.

(2)	To our knowledge, except as indicated in the footnotes above and subject to state community property laws where applicable, all beneficial owners named in the beneficial ownership table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(3)	Due to the Voting Agreement and Irrevocable Proxies with Volatility, Healthcare, and Mr. Diamantis, as described below, the combined voting percentage of RHI is approximately 77%.

(4)	On February 3, 2025, RHI entered into a Voting Agreement and Irrevocable Proxy with each of Volatility and Healthcare pursuant to which at every meeting of the stockholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent or resolution of the stockholders of FOXO, each of Volatility and Healthcare shall, to the extent permissible and consistent with Volatility and Healthcare’s internal compliance policies (which may require abstention with respect to certain matters), vote, to the extent not voted by the person(s) appointed under the proxy, the shares of the Company owned by it and any new shares of the Company in such manner as is decided by RHI in its sole and absolute discretion.

(5)	On May 8, 2025, RHI entered into a Voting Agreement and Irrevocable Proxy with Mr. Diamantis pursuant to which at every meeting of the stockholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent or resolution of the stockholders of FOXO, Mr. Diamantis shall, to the extent permissible (which may require abstention with respect to certain matters), vote, to the extent not voted by the person(s) appointed under the proxy, the shares of the Company owned by him and any new shares of the Company in such manner as is decided by RHI in its sole and absolute discretion.

Name and Address of Beneficial Owner	Number of Shares of Series C Preferred Stock (1)	% of Class (2)	% of Votes
Firstfire Global Opportunities Fund, LLC 1040 1st Ave, Ste 190 New York, NY 10002	270	66.67%	*
Joel Yanowitz & Amy B. Metzenbaum Rev. Trust+	135	33.33%	*

*	less than 1%.
+	Address unknown to the Company.

(1)	These amounts are based upon information available to the Company as of the date hereof.

(2)	To our knowledge, except as indicated in the footnotes above and subject to state community property laws where applicable, all beneficial owners named in the beneficial ownership table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

INTERESTS OF CERTAIN PERSONS IN THE AUTHORIZATIONS

No officer, director, nominee for election as a director, associate of any director, executive officer or nominee, or beneficial owner of more than 5% of our Common Stock has any substantial interest in the matters acted upon by our Board and shareholders, other than in their role as an officer, director or beneficial owner.

6

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain “forward-looking statements” made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The statements include, but are not limited to, statements concerning the effects of the stockholder approval and statements using terminology such as “expects,” “should,” “would,” “could,” “intends,” “plans,” “anticipates,” “believes,” “projects” and “potential.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties, and assumptions. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements.

In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. These risk factors include the following risk factor relating to the Company’s compliance with the continued listing requirements of NYSE American:

ADDITIONAL INFORMATION

Householding of Materials

Unless we have received contrary instructions, we may send a single copy of this Information Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at 477 South Rosemary Avenue, Suite 224, West Palm Beach, FL 33401, (612) 800-0059 to inform us of such stockholder’s request; or

●	If a bank, broker, nominee, fiduciary or other custodian holds the shares, the stockholder should contact the bank, broker, nominee, fiduciary or other custodian directly.

Costs

We will make arrangements with brokerage firms and other custodians, nominees, and fiduciaries who are record holders of our Common Stock for the forwarding of this Information Statement to the beneficial owners of our Common Stock. We will reimburse these brokers, custodians, nominees, and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of the Information Statement.

Where you can find more information

We are subject to the information requirements of the Exchange Act, and file annual, quarterly, and special reports, proxy statements, and other information with the SEC. You may read and copy any reports, statements, or other information we file at the public reference facilities maintained by the SEC in Room 1590, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for additional information on the operation of the SEC’s public reference facilities. The SEC maintains a website that contains reports, proxy statements, and other information, including those filed by us, at http://www.sec.gov.

You may request a copy of these filings, at no cost, by requesting them via e-mail from the Company at the following address and telephone number:

Seamus Lagan

Chief Executive Officer

477 South Rosemary Avenue

Suite 224

West Palm Beach, FL 33401

(612) 800-0059

legal@foxotechnologies.com

7

Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

Our Class A Common Stock is currently listed on NYSE American under the symbol “FOXO.” Our public warrants are currently quoted on the OTC Pink Marketplace under the symbol “FOXOW.”

Our transfer agent is Continental Stock Transfer & Trust Company. Their address is 1 State St 30th floor, New York, NY 10004 and their telephone number is (212) 509-4000.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement that describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Exchange Act. This Information Statement is being mailed on or about May 27, 2025 to all stockholders of record as of the Record Date.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

8